CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the President and Chief Executive Officer of SEI Institutional International Trust (the “Trust”), with respect to the Trust’s Report on Form N-CSRS for the period ended March 31, 2020 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.         such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: June 8, 2020

/s/ Robert A. Nesher

Robert A. Nesher

President & CEO

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Controller and Chief Financial Officer of SEI Institutional International Trust (the “Trust”), with respect to the Trust’s Report on Form N-CSRS for the period ended March 31, 2020 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.         such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: June 8, 2020

/s/ Peter A. Rodriguez

Peter A. Rodriguez

Controller & CFO